UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 5, 2026

Meshflow Acquisition Corp.

(Exact name of Registrant as specified in its charter)

Cayman Islands	001-43000	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

406 N. Sangamon Street

Chicago, Illinois 60642
(Address of principal executive offices)

(708) 232-0749
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-third of one redeemable warrant	MESHU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	MESH	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	MESHW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Business Combination Agreement With HGP Intelligent Energy

On September 5, 2026, Meshflow Acquisition Corp., a Cayman Islands exempted company (which will transfer by way of continuation and domesticate as a Delaware corporation prior to the Closing (as defined below)) (“Meshflow”), entered into a Business Combination Agreement (the “Business Combination Agreement”), dated as of September 5, 2026, with HGP Intelligent Energy, LLC, a Wyoming limited liability company (“HGP”), Leyte Parent, Inc., a Delaware corporation and wholly-owned subsidiary of Meshflow (“Pubco”), Leyte Merger Sub I, Inc., a Delaware corporation and wholly-owned subsidiary of Pubco (“SPAC Merger Sub”), and Leyte Merger Sub II, LLC, a Wyoming limited liability company and wholly-owned subsidiary of Pubco (“HGP Merger Sub”), pursuant to which, among other things and subject to the terms and conditions contained therein, (i) Meshflow will Domesticate (as further described and defined below), (ii) following the Domestication, SPAC Merger Sub will merge with and into Meshflow, with Meshflow continuing as the surviving corporation (the “Meshflow Merger”), (iii) substantially concurrently with the Meshflow Merger, HGP Merger Sub will merge with and into HGP, with HGP continuing as the surviving limited liability company (the “HGP Merger” and, together with the Meshflow Merger, the “Mergers”). As a result of the Mergers, Meshflow and HGP will become wholly owned subsidiaries of Pubco and Pubco will become a publicly traded company. The transactions contemplated by the Business Combination Agreement are referred to herein as the “Transactions.” Meshflow, HGP, Pubco, SPAC Merger Sub, and HGP Merger Sub are referred to herein individually as a “Party” and, collectively, as the “Parties.” HGP is a technology company that develops load-following technology for nuclear power plants. HGP is separately developing a program that would repurpose proven naval-derived reactor technology for civilian power generation on federal sites. References to the “combined company” or “Pubco” herein may refer to the combined company following the Closing as the context requires.

The Business Combination Agreement and the Transactions were approved by the board of directors of Meshflow and the managers of HGP.

The Domestication

At least one business day prior to the date of the closing of the Transactions (the “Closing” and the date of the Closing, the “Closing Date”), subject to the satisfaction or waiver of the conditions of the Business Combination Agreement, including obtaining the required shareholder and regulatory approvals, Meshflow will transfer by way of continuation from the Cayman Islands to the State of Delaware and domesticate as a Delaware corporation (“Meshflow Delaware”) in accordance with Section 388 of the General Corporation Law of the State of Delaware, as amended, and Part 12 of the Companies Act (as revised) of the Cayman Islands, (such continuation and domestication, the “Domestication”).

By virtue of the Domestication upon its effectiveness, (a) each then issued and outstanding Class A ordinary share, par value $0.0001 per share, of Meshflow (each a “Class A Ordinary Share”) (other than any Class A Ordinary Share included in the Cayman Purchaser Units (as defined in the Business Combination Agreement)), shall convert automatically, on a one-for-one basis, into one share of Class A common stock, par value $0.0001 per share, of Meshflow Delaware (the “Meshflow Delaware Class A Common Stock”); (b) each then issued and outstanding Class B ordinary share, par value $0.0001 per share, of Meshflow (each a “Class B Ordinary Share”), shall convert automatically, on a one-for-one basis, into one share of Class B common stock, par value $0.0001 per share, of Meshflow Delaware (the “Meshflow Delaware Class B Common Stock” and, together with the Meshflow Delaware Class A Common Stock, the “Meshflow Delaware Common Stock”); (c) each then issued and outstanding warrant of Meshflow (each a “Meshflow Warrant”) (other than any warrants of Meshflow included in its units sold in connection with its initial public offering (“Meshflow Units”)) shall convert automatically into one warrant to acquire one share of Meshflow Delaware Common Stock (each a “Meshflow Delaware Warrant”), pursuant to the Warrant Agreement (as defined in the Business Combination Agreement); and (d) the Meshflow Units will convert into units of Meshflow Delaware (each, a “Meshflow Delaware Unit”), each of which will consist of one share of Meshflow Delaware Class A Common Stock and one-third of one Meshflow Delaware Warrant.

The Mergers and Consideration

Following the Domestication and upon the terms and subject to the satisfaction or waiver of the conditions of the Business Combination Agreement, at the effective time of the Mergers (the “Effective Time”), (i) SPAC Merger Sub and Meshflow will consummate the Meshflow Merger, following which the separate corporate existence of SPAC Merger Sub will cease to exist and Meshflow will continue as the surviving company as a direct, wholly owned subsidiary of Pubco, and (ii) HGP Merger Sub and HGP will consummate the HGP Merger, following which the separate corporate existence of HGP Merger Sub will cease to exist and HGP will continue as the surviving company as a direct, wholly owned subsidiary of Pubco.

At the Effective Time, by virtue of the Mergers and subject to the terms and conditions of the Business Combination Agreement, (a) each issued and outstanding Meshflow Delaware Unit will be automatically detached, and each holder of such Meshflow Delaware Units will then hold one share of common stock of Pubco, par value $0.0001 per share (the “Pubco Common Stock”), and one-third of one warrant of Pubco to purchase one share of Pubco common stock at an exercise price of $11.50 (each, a “Pubco Warrant”), (b) each issued and outstanding share of Meshflow Delaware Common Stock will convert automatically into one share of Pubco Common Stock and (c) each issued and outstanding Meshflow Delaware Warrant will convert into one Pubco Warrant.

In addition, subject to the terms and conditions of the Business Combination Agreement, at the Effective Time:

(i)	the outstanding Company Simple Agreements for Future Equity (“SAFEs”) will automatically convert, immediately prior to the Effective Time, conditioned upon the occurrence of the HGP Merger, into a number of Class C units of HGP that are applicable for the right to receive the HGP Merger Consideration (as defined below) as determined in accordance with the terms of such SAFE. Post-conversion, such Class C units of HGP will be treated as units of HGP eligible to receive the consideration described below for units of HGP at the Effective Time,

(ii)	each Company PIU Award (as defined in the Business Combination Agreement) that is vested in accordance with its terms as of immediately prior to the Effective Time will be canceled and converted into a number of shares of Pubco Common Stock equal to the value of each such vested Company PIU Award,

(iii)	each Company PIU Award that is unvested in accordance with its terms as of immediately prior to the Effective Time will be canceled and converted into a number of shares of Pubco Common Stock under Pubco’s equity incentive plan (as described in the Business Combination Agreement) and

(iv)	each unit of HGP issued and outstanding immediately prior to the Effective Time will be exchanged for the right to receive the applicable portion of the HGP Merger Consideration (as defined below).

The “HGP Merger Consideration” is payable to the holders of units of HGP as of the Effective Time in the form of newly issued shares of Pubco Common Stock equal to 80,000,000 shares, calculated by dividing $800,000,000 by $10.00 per share.

The Redemption

Meshflow will provide an opportunity to the holders of Meshflow Class A Ordinary Shares that were initially issued as part of the Meshflow Units sold in its initial public offering to have their shares redeemed on the terms and conditions set forth in the Business Combination Agreement and Meshflow’s organizational documents (the “Redemption”). Subject to receipt of the approval of the Business Combination Agreement by the Meshflow shareholders, Meshflow Delaware will carry out the Redemption immediately prior to the Effective Time in accordance with its organizational documents.

The Closing

The Closing will occur as promptly as practicable, but in no event later than three (3) business days, after the satisfaction or, if permissible, waiver of the conditions set forth in the Business Combination Agreement, or at such other date, time, or place as Meshflow and HGP may mutually agree.

Stock Exchange Listing

From and after the Closing, the Parties intend to list on Nasdaq or the NYSE, as applicable (the “Applicable Exchange”), the Pubco Common Stock and the Pubco Warrants.

The Post-Closing Board of Directors and Executive Officers

The board of directors of Pubco following the Closing (the “Post-Closing Board”) will consist of seven directors consisting of (i) three directors who are designated prior to the Closing by HGP, (ii) three directors designated by Meshflow Acquisition Sponsor LLC (the “Sponsor”) prior to the Closing, subject to HGP’s prior approval, and (iii) HGP’s chief executive officer. Four of the seven directors shall be required to qualify as an “independent director” under the Applicable Exchange’s rules.

Proxy Statement and Registration Statement; Meshflow Shareholders’ Meeting

As promptly as practicable after the execution and delivery of subscription agreements, on terms and conditions mutually agreeable to Meshflow and HGP, for private equity investments for the PIPE Proceeds (as defined in the Business Combination Agreement) (the “PIPE Financing”), and receipt by Meshflow of any audited or unaudited financial statements of HGP that are required by applicable law to be included in the Registration Statement (as defined below), Meshflow and HGP will jointly prepare and Pubco will file with the U.S. Securities and Exchange Commission (the “SEC”), a registration statement on Form S-4 relating to the Transactions (the “Registration Statement”), which will contain (i) a proxy statement relating to an extraordinary general meeting of Meshflow’s shareholders (the “Meshflow Shareholders Meeting”) to be held to consider, among other things, (x) approval of the Domestication, (y) approval of the Transactions (including the approval and adoption of the Business Combination Agreement) and (z) the adoption and approval of any other proposals the parties deem necessary to effectuate the Transactions and (ii) a prospectus that Pubco will use to offer the shares of Pubco Common Stock and Pubco Warrants to be issued in connection with the Transactions.

Meshflow will convene and hold the Meshflow Shareholders’ Meeting as promptly as practicable after the date on which the Registration Statement becomes effective (but in any event no later than thirty (30) days after the date on which the proxy statement included in the Registration Statement is mailed to Meshflow’s shareholders) for the purpose of voting upon (a) the adoption and approval of the Business Combination Agreement in accordance with applicable law and exchange rules and regulations, (b) approval of the Domestication, (c) adoption of the organizational documents of Pubco, (d) approval of the issuance of shares of Pubco Common Stock in accordance with the rules of the Applicable Exchange, (e) approval of the adoption of the Equity Incentive Plan and ESPP (each as defined below), (f) appointment of the director nominees as described above, (g) adoption and approval of any other proposals as the SEC (or staff member thereof) may indicate are necessary in its comments to the Registration Statement or correspondence related thereto and (h) adoption and approval of any other proposals as reasonably agreed by Meshflow and HGP to be necessary or appropriate in connection with the Transactions (such proposals in (a) through (h), together, the “Transaction Proposals”). The board of directors of Meshflow will recommend to the shareholders of Meshflow that they approve the Transaction Proposals and will include such recommendation in the proxy statement.

Representations and Warranties

The Business Combination Agreement contains customary representations and warranties of the parties to the Business Combination Agreement with respect to, among other things, (a) organization and standing, (b) authorization and binding agreement, (c) capitalization, (d) subsidiaries, (e) no conflict; governmental consents and filings, (f) financial statements, (g) undisclosed liabilities, (h) absence of certain changes, (i) compliance with laws, (j) government contracts, (k) company permits, (l) litigation, (m) material contracts, (n) intellectual property, (o) taxes and returns, (p) real property, (q) personal property, (r) employee matters, (s) benefits plans, (t) environmental matters, and (u) insurance.

Covenants

The Business Combination Agreement includes customary covenants of the parties with respect to the operation of their respective businesses prior to the consummation of the Transactions and efforts to satisfy the conditions to consummation of the Transactions, including reasonable best efforts of the parties to arrange and obtain the PIPE Financing.

Equity Plan and Employee Stock Purchase Plan

Pubco will adopt (i) an equity incentive plan (the “Equity Incentive Plan”) and (ii) an employee stock purchase plan (the “ESPP”). Meshflow will, prior to the Closing Date, submit the Equity Incentive Plan and ESPP for approval of Meshflow’s shareholders at the Meshflow Shareholders’ Meeting. The Equity Incentive Plan will have an initial share reserve equal to ten percent of Pubco Common Stock immediately following the Closing on a fully diluted basis. The ESPP will have an initial share reserve equal to two percent of the total number of shares of Pubco Common Stock issued and outstanding immediately following the Closing on a fully diluted basis.

Exclusivity Restrictions

Pursuant to the terms of the Business Combination Agreement, from the date of the Business Combination Agreement to the Closing or, if earlier, the termination of the Business Combination Agreement in accordance with its terms, each Party has agreed, among other things, not to, without the prior written consent of HGP in the case of Meshflow, and Meshflow in the case of HGP, directly or indirectly, (i) solicit, knowingly assist, initiate, continue or knowingly facilitate the making, submission or announcement of, or intentionally encourage, any Acquisition Proposal (as defined in the Business Combination Agreement), (ii) furnish any non-public information regarding such Party or its affiliates or their respective businesses, operations, assets, liabilities, financial condition, prospects or employees to any person or group (other than a Party to the Business Combination Agreement or their respective representatives) in connection with or in response to an Acquisition Proposal, (iii) engage or participate in discussions or negotiations with any person or group with respect to, or that is intended or could reasonably be expected to lead to, an Acquisition Proposal, (iv) approve, endorse or recommend, or publicly propose to approve, endorse or recommend, any Acquisition Proposal, or (v) negotiate or enter into any letter of intent, agreement in principle, acquisition agreement or other similar agreement related to any Acquisition Proposal.

Conditions to Closing

The consummation of the Transactions is subject to the receipt of the requisite approval of the shareholders of Meshflow and equity holders of HGP, and the fulfillment of certain other conditions, as described in greater detail below.

Mutual Conditions to Closing

Under the Business Combination Agreement, the obligations of the Parties to consummate the Transactions are subject to the satisfaction or written waiver (where permissible) of certain conditions, including with respect to: (i) the approval of the Transaction Proposals by Meshflow’s shareholders and approval of the Transactions by HGP’s equity holders; (ii) no adverse law or order having been entered into that would make the Business Combination Agreement, or the Transactions, illegal or otherwise prevent or prohibit consummation of the Transactions; (iii) the Registration Statement having been declared effective by the SEC and remaining effective as of the Closing; (iv) receipt of the conditional approval for the listing of Pubco Common Stock on the Applicable Exchange upon the Closing; and (v) expiration of the waiting period (and any extensions thereof) under the HSR Act (as defined in the Business Combination Agreement) and any other Antitrust Laws (as defined in the Business Combination Agreement) and receipt of any approval required under any other Antitrust Laws.

HGP’s Conditions to Closing

The obligations of HGP to consummate the Transactions are further subject to the satisfaction or written waiver (where permissible) of additional conditions, including with respect to: (i) the truth and accuracy of the representations and warranties of Meshflow, subject to the materiality standards contained in the Business Combination Agreement; (ii) material compliance by each of Meshflow, Pubco, HGP Merger Sub and Meshflow Merger Sub (together, the “SPAC Parties”) with their respective agreements and covenants under the Business Combination Agreement; (iii) no SPAC Material Adverse Effect (as defined in the Business Combination Agreement) having occurred; (iv) Meshflow having made the arrangements to have the net proceeds remaining in Meshflow’s trust account (after giving effect to all Redemptions) available to Meshflow at the Closing; (v) the Available Closing Cash (as defined in the Business Combination Agreement) being not less than $40,000,000 (the “Minimum Cash Condition”) and Pubco having received the PIPE Proceeds (as defined in the Business Combination Agreement); (vi) immediately following the Closing, Pubco satisfying any applicable initial and continuing listing requirements of the Applicable Exchange with respect to the Pubco Common Stock; (vii) the resignation of the specified directors and officers of Meshflow and Pubco effective as of the Closing; (viii) all actions having been taken to constitute the Post-Closing Board as contemplated by the Business Combination Agreement; (ix) Pubco’s governing documents having been amended and restated in the agreed upon forms, and the filing of such governing documents with the Secretary of State of the State of Delaware as applicable and Pubco’s post-Closing bylaws having been adopted; (x) receipt of a customary officer’s certificate of Meshflow, certifying as to the satisfaction of the applicable closing conditions; (xi) receipt of a customary secretary’s certificate of Meshflow; and (xii) Meshflow having delivered, or caused to be delivered, all Ancillary Documents (as defined in the Business Combination Agreement) to HGP.

SPAC Parties’ Conditions to Closing

The obligations of the SPAC Parties to consummate the Mergers are further subject to the satisfaction or written waiver (where available) of additional conditions, including with respect to: (i) the truth and accuracy of the representations and warranties of HGP, subject to the materiality standards contained in the Business Combination Agreement; (ii) material compliance by HGP with its agreements and covenants under the Business Combination Agreement; (iii) no Company Material Adverse Effect (as defined in the Business Combination Agreement) having occurred; (iv) receipt of a customary officer’s certificate of HGP, certifying as to the satisfaction of the applicable closing conditions; (v) receipt of a customary secretary’s certificate of HGP; and (vi) HGP having delivered, or caused to be delivered, all Ancillary Documents.

Termination

The Business Combination Agreement may be terminated at any time prior to the Closing as follows: (i) by mutual written consent of Meshflow and HGP; (ii) by HGP if there has been a Modification in Recommendation (as defined in the Business Combination Agreement) or by Meshflow if there has been a Company Member Recommendation Change (as defined in the Business Combination Agreement); (iii) by written notice by Meshflow or HGP if any of the conditions to the Closing set forth in Article VII of the Business Combination Agreement have not been satisfied or waived by the date that is nine months from the date of the Business Combination Agreement (the “Outside Date”); (iv) by written notice by either Meshflow or HGP if a governmental authority has issued an order prohibiting the transactions contemplated by the Business Combination Agreement; (v) by written notice to Meshflow from HGP if there is any breach of any representation, warranty, covenant or agreement on the part of either of the SPAC Parties set forth in the Business Combination Agreement, or if any representation or warranty shall have become untrue or inaccurate, in any case, such that the conditions specified in the Business Combination Agreement with respect to the truth and accuracy of representations and warranties or material compliance of the performance of covenants would not be satisfied at the Closing, and such breach or inaccuracy is incapable of being cured or is not cured within the earlier of (a) 30 days after written notice of such breach or inaccuracy is provided to Meshflow or (b) the Outside Date, subject to certain exceptions; (vi) by written notice to HGP from Meshflow if there is any breach of any representation, warranty, covenant or agreement on the part of HGP set forth in the Business Combination Agreement, or if any representation or warranty shall have become untrue or inaccurate, in any case, such that the conditions specified in the Business Combination Agreement with respect to the truth and accuracy of representations and warranties or material compliance of the performance of covenants would not be satisfied at the Closing, and such breach or inaccuracy is incapable of being cured or is not cured within the earlier of (a) 30 days after written notice of such breach or inaccuracy is provided to HGP or (b) the Outside Date, subject to certain exceptions; (vii) by HGP following the PIPE Notice Date (as defined in the Business Combination Agreement), if that the PIPE Financing would no longer reasonably be expected to result in the receipt of the PIPE Proceeds at Closing, subject to certain conditions; (viii) by either Meshflow or HGP if the Meshflow Shareholders Meeting has been held and the required shareholder approval was not obtained; (ix) by Meshflow if all conditions in favor of HGP have been satisfied or waived and HGP fails to consummate the Transactions on the required Closing Date, subject to certain conditions; (x) by HGP if all conditions in favor of Meshflow have been satisfied or waived and Meshflow, Pubco or either Merger Sub fails to consummate the Transactions on the required Closing Date, subject to certain conditions; and (xi) by HGP if subscription agreements for the PIPE Proceeds have not been executed on or prior to the PIPE Outside Date (as defined in the Business Combination Agreement).

The foregoing description of the Business Combination Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Business Combination Agreement, a copy of which is filed with this Current Report on Form 8-K (this “Current Report”) as Exhibit 2.1 and the terms of which are incorporated by reference herein.

The Business Combination Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of such agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating the Business Combination Agreement. The Business Combination Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about the parties to the Business Combination Agreement. In particular, the representations, warranties, covenants and agreements contained in the Business Combination Agreement, which were made only for purposes of the Business Combination Agreement and as of specific dates, were solely for the benefit of the parties to the Business Combination Agreement, may be subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Business Combination Agreement instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and reports and documents filed with the SEC. Investors should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Business Combination Agreement. In addition, the representations, warranties, covenants and agreements and other terms of the Business Combination Agreement may be subject to subsequent waiver or modification. Moreover, information concerning the subject matter of the representations and warranties and other terms may change after the date of the Business Combination Agreement, which subsequent information may or may not be fully reflected in Meshflow’s public disclosures.

Sponsor Support Agreement

Simultaneously with the execution and delivery of the Business Combination Agreement, Meshflow, the Sponsor, HGP, Pubco and certain shareholders of Meshflow named therein (such shareholders, together with the Sponsor, the “SPAC Insiders”) executed the Sponsor Support Agreement, dated September 5, 2026 (the “Sponsor Support Agreement”), pursuant to which each of the SPAC Insiders has agreed to vote all of their Meshflow Class B Ordinary Shares in favor of the Transaction Proposals.

The Sponsor Support Agreement restricts the SPAC Insiders from transferring their Meshflow Class B Ordinary Shares, subject to the exceptions provided therein, prior to the earliest of: (i) the Closing, (ii) termination of the Business Combination Agreement, or (iii) mutual agreement of parties.

The foregoing description of the Sponsor Support Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Sponsor Support Agreement, a copy of which is filed with this Current Report as Exhibit 10.1 and the terms of which are incorporated by reference herein.

Transaction Support Agreement

Simultaneously with the execution and delivery of the Business Combination Agreement, Meshflow entered into a transaction support agreement with Pubco, HGP and certain members of HGP (the “Supporting HGP Members”), pursuant to which, among other things, each Supporting HGP Member has agreed to, among other things, support and vote in favor of the Business Combination Agreement and the Transactions.

In addition, the Supporting HGP Members have agreed to not transfer any units of HGP held by them, subject to the exceptions provided therein, prior to the earliest of: (i) the Closing; (ii) the termination of the Business Combination Agreement; or (iii) mutual agreement of parties.

The foregoing description of the Transaction Support Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Transaction Support Agreement, a copy of which is filed with this Current Report as Exhibit 10.2 and the terms of which are incorporated by reference herein.

Lock-Up Agreement

Simultaneously with the execution and delivery of the Business Combination Agreement, Meshflow, Pubco, certain of the holders of HGP’s units (such holders, the “HGP Lockup Shareholders”) and the SPAC Insiders entered into a Lock-Up Agreement with respect to the shares of Pubco Common Stock to be held by them after the Closing (the “Lockup Agreement”).

Pursuant to the Lockup Agreement, the HGP Lockup Shareholders have agreed not to transfer (except for certain permitted transfers) shares of Pubco Common Stock held by until the earlier of (i) 180 days after the Closing Date and (ii) the date in which Pubco completes a liquidation, merger, amalgamation, capital stock exchange, reorganization or other similar transaction that results in all of Pubco’s public stockholders having the right to exchange their shares of Pubco Common Stock for cash, securities or other property.

In addition, the SPAC Insiders have agreed not to transfer (except for certain permitted transfers) shares of Pubco Common Stock held by them until the earliest of (i) the date that is 180 days after the Closing Date, (ii) the date on which the Trading Price (as defined below) of the shares of Pubco Common Stock equals or exceeds $12.00 per share and (iii) the date in which Pubco completes a liquidation, merger, amalgamation, capital stock exchange, reorganization or other similar transaction that results in all of Pubco’s public stockholders having the right to exchange their shares of Pubco Common Stock for cash, securities or other property.

“Trading Price” means the daily closing price of the Pubco Common Stock (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any ten (10) trading days within a period of thirty (30) consecutive trading days beginning thirty (30) days or more after the Closing Date.

The foregoing description of the Lockup Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Lockup Agreement, a copy of which is filed with this Current Report as Exhibit 10.3 and the terms of which are incorporated by reference herein.

Item 7.01 Regulation FD Disclosure.

On September 8, 2026, Meshflow and HGP issued a joint press release announcing the execution of the Business Combination Agreement and made available certain supplemental information regarding the proposed Transactions. A copy of the press release and the supplemental information are attached to this Current Report as Exhibits 99.1 and 99.3, respectively, and are incorporated into this Current Report by reference.

In addition, furnished hereto as Exhibit 99.2 and incorporated into this Item 7.01 by reference is an investor presentation that HGP has prepared for use in connection with the Transactions.

The foregoing (including Exhibits 99.1, 99.2, and 99.3) is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report will not be deemed an admission as to the materiality of any of the information in this Item 7.01, including Exhibits 99.1, 99.2, and 99.3.

Forward-Looking Statements

All statements in this Current Report which are not statements of historical fact are “forward-looking statements” within the meaning of the federal securities laws and the United States Private Securities Litigation Reform Act of 1995. These forward-looking statements are not intended to serve, and should not be relied on, as a guarantee, an assurance, or a prediction as to actual results. These forward-looking statements may be identified by the use of terms such as “anticipate,” “expect,” “suggests,” “plan,” “believe,” “predict,” “potential,” “possible,” “seek,” “future,” “propose,” “continue,” “can,” “designed to,” “enable,” “extend,” “intend,” “might,” “opportunity,” “outlook,” “position,” “estimates,” “targets,” “projects,” “should,” “could,” “would,” “may,” “will,” “forecast” or the negatives of these terms or variations of them or similar terminology, although not all forward-looking statements contain such terminology and the absence of these terms does not mean that a statement is not forward-looking.

Forward-looking statements in this Current Report include, but are not limited to, statements regarding the following: Meshflow’s or HGP’s management team’s expectations, beliefs, intentions, objectives, or strategies; the potential impact of the Transactions on HGP and the combined company, including allowing HGP to commercialize its load-following technology; the anticipated benefits, structure, valuation, proceeds, financing, terms, and timing of the Transactions; the listing of Pubco’s securities on a national securities exchange; the expected performance and capabilities of HGP’s digital twin and variable-speed reactor coolant pump technology; the applicability of that technology to operating and announced reactor designs; the ability of HGP’s control layer to enable islanded load-following for nuclear reactors; the design, development, and commercialization of HGP’s products and technology and the anticipated features, benefits, and timing thereof; HGP’s patent pending portfolio and research relationships; HGP’s addressable market and its expected revenue sources; the development, siting, licensing, timing, and economics of the Integrated Naval Nuclear Energy Campus, including the availability of federal authorities, federal sites, and naval-derived reactor technology; the anticipated use of proceeds from the Transactions; and expected demand for firm carbon-free electricity from data centers and other customers, as well as any statements as to competitive position, technological and market trends, estimated implied pro forma enterprise value of the go-forward public company following the Transactions, the cash position of Pubco following the closing, and Meshflow and HGP’s ability to consummate the Transactions. In addition, any statements that refer to Meshflow’s, HGP’s, or the combined company’s future expectations, beliefs, plans, objectives, financial position, conditions, assumptions, performance, projections, forecasts, or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements.

All forward-looking statements in this Current Report are based upon current estimates and forecasts and reflect the views, assumptions, expectations, and opinions of Meshflow and HGP as of the date of this Current Report, and are subject to a number of factors, risks and uncertainties, some of which are not currently known to Meshflow or HGP or are beyond Meshflow’s or HGP’s control, and that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement; (2) the initiation or outcome of any legal proceedings that may be instituted against Meshflow, Pubco, HGP or others following the announcement of the Transactions, the Business Combination Agreement, and other ancillary documents with respect thereto; (3) the amount of redemption requests made by Meshflow public shareholders and the inability to complete the Transactions due to the failure to obtain approval of the shareholders of Meshflow, or equity holders of HGP, or to satisfy other conditions to closing, including but not limited to, the Minimum Cash Condition and the receipt of the PIPE Proceeds by Pubco, expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act (and any approval required under any other applicable antitrust laws), and approval for the initial listing of the Pubco Common Stock and Pubco Warrants on the Applicable Exchange and compliance with applicable listing standards; (4) changes to the proposed structure of the Transactions required by applicable law or regulation or as a condition to regulatory approval; (5) the ability to maintain compliance with the listing standards of the Applicable Exchange following the consummation of the Transactions; (6) the risk that the Transactions or the announcement thereof disrupts current plans and operations of HGP; (7) the ability to recognize the anticipated benefits of the Transactions, which may be affected by, among other things, competition, the ability of HGP to grow and manage growth profitably or otherwise, maintain relationships with customers and suppliers, and retain its management and key employees; (8) costs related to the Transactions; (9) risks associated with changes in applicable laws or regulations and HGP’s operations; (10) the possibility that HGP may be adversely affected by other economic, business, and/or competitive factors; (11) HGP’s estimates of expenses and profitability; (12) HGP’s mission, goals and strategies; (13) HGP’s future business development, financial condition, and results of operations; (14) expected growth of the industry in which HGP operates; (15) expected changes in HGP’s revenues, costs or expenditures; (16) HGP’s expectations regarding demand for and market acceptance of its products and services; (17) HGP’s expectations regarding its relationships with users, customers and third-party business partners; (18) competition and technological change in HGP’s industry; (19) relevant government policies and regulations relating to HGP’s industry; (20) general economic, market, business, and political conditions globally and in jurisdictions where HGP operates; (21) the parties’ ability to obtain additional financing to complete the Transactions or to fund the combined company’s operations following the closing; (22) the impact of the announcement of the proposed business combination on the stock price performance of Meshflow’s securities; (23) the availability of additional capital required to develop HGP’s technology and projects and to execute its business strategies; (24) the ability to complete qualification, testing, and manufacturing of the variable-speed reactor coolant pump and to validate the digital twin on the expected schedule; (25) the willingness of reactor owners, operators, and developers to adopt or retrofit HGP’s control layer, and the timing of any regulatory approvals required for that adoption; (26) the timing and outcome of licensing, permitting, and site selection processes for the Integrated Naval Nuclear Energy Campus, including the availability of federal authorities, federal sites, and naval-derived reactor technology; (27) the availability and cost of nuclear fuel, long-lead components, fabrication capacity, and qualified workforce; (28) HGP’s ability to secure interconnection and long-term offtake agreements; (29) HGP’s or the combined company’s ability to obtain, maintain, and enforce its intellectual property rights; (30) HGP’s or the combined company’s ability to obtain any required regulatory approvals in connection with HGP’s anticipated products and technology; (31) the continuation of federal programs and research relationships referenced in the joint press release announcing the execution of the Business Combination Agreement; and (32) assumptions underlying or related to any of the foregoing.

The foregoing list of risks and uncertainties is not exhaustive. If any of these risks or uncertainties materialize or the underlying assumptions prove incorrect, actual results could differ materially from the results expressed or implied by these forward-looking statements. You should carefully consider the risks and uncertainties described in the “Risk Factors” section of the documents filed by Meshflow from time to time with the SEC and the Registration Statement relating to the Transactions, which is expected to be filed by Pubco with the SEC and the other documents filed by Meshflow and Pubco from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. There may be additional risks that neither Meshflow, HGP, nor Pubco presently know or that Meshflow, HGP, or Pubco currently believe are immaterial that could also cause actual results to differ materially from those contained in the forward-looking statements. In light of these factors, risks and uncertainties, the forward-looking events and circumstances discussed in this Current Report may not occur, and any estimates, assumptions, expectations, forecasts, views or opinions set forth in this Current Report should be regarded as preliminary and for illustrative purposes only and accordingly, undue reliance should not be placed upon the forward-looking statements. In addition, forward-looking statements reflect Meshflow’s and HGP’s expectations and plans as of the date of this Current Report. Each of Meshflow, HGP and Pubco assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.

Additional Information and Where to Find It

In connection with the Transactions, Pubco will file the Registration Statement with the SEC, which will include a proxy statement/prospectus, which will be distributed to Meshflow’s shareholders in connection with its solicitation for proxies for the vote by Meshflow’s shareholders with respect to the Transactions. Meshflow and Pubco may also file other documents with the SEC regarding the proposed Transactions. Meshflow’s shareholders and other interested persons are advised to read, when available, the Registration Statement, including the preliminary proxy statement/prospectus contained therein, the amendments thereto and the definitive proxy statement/prospectus, and other documents filed in connection with the Transactions, because, among other things, these materials will contain important information about Meshflow, HGP, Pubco, and the Transactions and the other matters to be voted upon by Meshflow’s shareholders, as well as updates to the financial, industry and other information herein and therein. Shareholders of Meshflow will be able to obtain a free copy of the proxy statement/prospectus when filed, as well as other filings containing information about Meshflow, HGP, Pubco, and the Transactions, without charge, at the SEC’s website located at www.sec.gov. This Current Report does not contain all the information that should be considered concerning the proposed Transactions and is not intended to form the basis of any investment decision or any other decision in respect of the Transactions.

NEITHER THE TRANSACTIONS NOR ANY INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAVE BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE TRANSACTIONS OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Participants in the Solicitation

Meshflow, HGP, Pubco and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from Meshflow’s shareholders in connection with the Transactions. A list of the names of the directors, executive officers, other members of management and employees of Meshflow and HGP, as well as information regarding their interests in the Transactions, will be contained in the Registration Statement to be filed with the SEC by Pubco. Additional information about Meshflow’s directors and executive officers may be found in Meshflow’s Annual Report on Form 10-K for the period ended December 31, 2025, filed with the SEC on March 17, 2026. Additional information regarding the interests of such potential participants in the solicitation process may also be included in other relevant documents when they are filed with the SEC. You may obtain free copies of these documents from the sources indicated above.

No Offer or Solicitation

This Current Report is not a proxy statement or solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the Transactions, and does not constitute an offer to sell or the solicitation of an offer to buy any securities of Meshflow, HGP, or Pubco or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description

2.1†	Business Combination Agreement, dated as of September 5, 2026, by and among Meshflow Acquisition Corp., HGP Intelligent Energy, LLC, Leyte Parent, Inc., Leyte Merger Sub I, Inc., and Leyte Merger Sub II, LLC.

10.1	Sponsor Support Agreement, dated September 5, 2026, by and among Meshflow Acquisition Corp., Meshflow Acquisition Sponsor LLC, certain shareholders of Meshflow Acquisition Corp. party thereto, HGP Intelligent Energy, LLC, and Leyte Parent, Inc.

10.2	Transaction Support Agreement, dated September 5, 2026, by and among Meshflow Acquisition Corp., Leyte Parent, Inc., HGP Intelligent Energy, LLC, and certain members of HGP Intelligent Energy, LLC party thereto.

10.3	Lock-Up Agreement, dated September 5, 2026, by and among Meshflow Acquisition Corp., Leyte Parent, Inc., HGP Intelligent Energy, LLC, certain members of HGP Intelligent Energy, LLC party thereto and certain shareholders of Meshflow Acquisition Corp. party thereto.

99.1	Press Release, dated September 8, 2026.

99.2	Investor Presentation.

99.3	Supplemental Information Regarding the Proposed Business Combination, dated September 8, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

†	Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MESHFLOW ACQUISITION CORP.

Dated: September 8, 2026	By:	/s/ Bartosz Lipinski
	Name:	Bartosz Lipinski
	Title:	Chief Executive Officer, Chief Financial Officer and Chairman